UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2005

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-8474

ENTERGY LOUISIANA HOLDINGS, INC.
(a Texas corporation)
10055 Grogans Mill Road
Parkwood II Building
Suite 500
The Woodlands, Texas 77380
Telephone (281) 297-3647

Former name and address:
ENTERGY LOUISIANA, INC.
(a Louisiana corporation)
4809 Jefferson Highway
Jefferson, Louisiana 70121
Telephone (504) 840-2734

72-0245590
Initial Report	ENTERGY LOUISIANA, LLC (a Texas limited liability company) 4809 Jefferson Highway Jefferson, Louisiana 70121 Telephone (504) 840-2734	75-3206126

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

(Entergy Louisiana Holdings and Entergy Louisiana, LLC)

Effective December 31, 2005, Entergy Louisiana, LLC, a limited liability company organized under the laws of the State of Texas as part of a restructuring involving a Texas statutory merger-by-division, succeeded to all of the regulated utility operations of Entergy Louisiana, Inc. Entergy Louisiana, LLC was allocated substantially all of the property and other assets of Entergy Louisiana, Inc., including all assets used to provide retail and wholesale electric service to Entergy Louisiana, Inc.'s customers. Entergy Louisiana, LLC also assumed substantially all of the liabilities of Entergy Louisiana, Inc., including all of its debt securities and leases but excluding the outstanding preferred stock of Entergy Louisiana, Inc. The 7.6% Series First Mortgage Bonds due April 2032 previously issued by Entergy Louisiana, Inc. that were assumed by Entergy Louisiana, LLC in the restructuring are deemed registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 (the "Exchange Act") in accordance with Rule 12g-3(a) under the Exchange Act because such mortgage bonds were previously registered pursuant to Section 12(b) of the Exchange Act.

As the operator of Entergy Louisiana, Inc.'s retail utility operations, Entergy Louisiana, LLC is subject to the jurisdiction of the LPSC over electric service, rates and charges to the same extent that the LPSC possessed jurisdiction over Entergy Louisiana, Inc.'s retail utility operations. The restructuring is intended to reduce corporate franchise taxes. The restructuring implements a recommendation from the LPSC staff and is expected to result in a decrease in Entergy Louisiana, LLC's rates to Louisiana retail customers.

On December 31, 2005, and immediately prior to the formation of Entergy Louisiana, LLC, Entergy Louisiana, Inc. changed its state of incorporation from Louisiana to Texas and its name to Entergy Louisiana Holdings, Inc. Upon the effectiveness of the statutory merger-by-division on December 31, 2005, Entergy Louisiana, LLC was organized and Entergy Louisiana Holdings held all of Entergy Louisiana, LLC's common membership interests. All of the common membership interests of Entergy Louisiana, LLC continue to be held by Entergy Louisiana Holdings, and all of the common stock of Entergy Louisiana Holdings continues to be held by Entergy Corporation. As part of the merger-by-division, Entergy Louisiana Holdings succeeded to Entergy Louisiana, Inc.'s rights and obligations with respect to Entergy Louisiana, Inc.'s outstanding preferred stock, which has an aggregate par value of approximately $100 million. Within three to nine months of the effective date of the merger-by-division, however, Entergy Louisiana Holdings expects to redeem or repurchase and retire the Entergy Louisiana, Inc. preferred stock then outstanding and thereafter amend its charter to eliminate authority to issue preferred stock.

Entergy Louisiana Holdings also holds all of the common membership interests in Entergy Louisiana Properties, LLC, a Texas limited liability company that, as part of the restructuring, was organized and allocated the Entergy Louisiana, Inc. assets not allocated to Entergy Louisiana, LLC. The assets allocated to Entergy Louisiana Properties were two tracts of undeveloped real estate, known as the St. Rosalie and Wilton Plant sites, and Entergy Louisiana, Inc.'s equity ownership interest in and a long-term note receivable from System Fuels, Inc., a company also owned by Entergy Arkansas, Entergy Mississippi and Entergy New Orleans, which implements and maintains certain programs for the purchase, delivery and storage of fuel supplies for Entergy's utility subsidiaries. Entergy Louisiana Properties also assumed any obligations and liabilities relating to these assets. The book value of the assets allocated to Entergy Louisiana Properties is approximately $33 million.

Entergy Louisiana, Inc.'s officers and directors will serve in the same respective capacities for Entergy Louisiana, LLC as they previously served for Entergy Louisiana, Inc.

Item 3.02. Unregistered Sales of Equity Securities.

(Entergy Louisiana, LLC)

On December 31, 2005, Entergy Louisiana, LLC issued 1,000,000 units of Series A 6.95% Cumulative Preferred Membership Interests, $100 liquidation value, for a total price of $100 million. The offer, sale and issuance of the preferred membership interests were deemed to be exempt from registration under the Securities Act of 1933 in reliance on Section 4(2) of the Securities Act as transactions by an issuer not involving a public offering. The recipients of the preferred membership interests in each such transaction were each a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) who represented their intention to acquire the preferred membership interests for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were affixed to the certificate representing the preferred membership interests. The recipients had adequate access to information about Entergy Louisiana, LLC. The net proceeds after underwriting discounts and commissions were $98 million. Distributions on the preferred membership interests are cumulative and will be payable quarterly, if, when, and as declared by the board of directors of Entergy Louisiana, LLC, beginning March 15, 2006. The preferred membership interests are redeemable on or after December 31, 2010, at Entergy Louisiana, LLC's option, at a call price of $100 per unit, plus accumulated and unpaid distributions thereon.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

(Entergy Louisiana Holdings and Entergy Louisiana, LLC)

(a) Entergy Louisiana, Inc., through the first step of the restructuring described under Item 8.01 above, changed its state of incorporation from Louisiana to Texas, and in this process adopted a new set of articles of incorporation and by-laws each effective as of December 31, 2005 reflecting certain changes relative to the articles of incorporation and by-laws governing Entergy Louisiana, Inc. immediately prior to such date.  Such new set of articles of incorporation is filed herewith as Exhibit 3(a), and such new set of by-laws is filed herewith as Exhibit 3(b).

(b) With the effectiveness of the new sets of articles of incorporation and by-laws, the following changes were effected:

(1) relative to Entergy Louisiana, Inc.'s articles of incorporation immediately prior to such effectiveness:

(A) Entergy Louisiana, Inc. changed its name to "Entergy Louisiana Holdings, Inc.";

(B) Article 8, paragraph (g) of the articles of incorporation effective as of December 31, 2005 does not give the Executive Committee of Entergy Louisiana Holdings authority to approve an interested-director transaction, but reserves that authority for the board of directors and the shareholders of Entergy Louisiana Holdings; the Executive Committee had such authority under Entergy Louisiana, Inc.'s articles of incorporation immediately prior to the adoption of the new articles of incorporation effective December 31, 2005; and

(C) Article 8, paragraph (k) of the articles of incorporation effective as of December 31, 2005 gives the directors of Entergy Louisiana Holdings protection from monetary damages for actions taken except to the extent the director is found liable for: (1) a breach of the director's duty of loyalty to Entergy Louisiana Holdings or its shareholders or members; (2) an act or omission not in good faith that constitutes a breach of duty of the director to Entergy Louisiana Holdings or an act or omission that involves intentional misconduct or a knowing violation of the law; (3) a transaction from which the director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office; or (4) an act or omission for which the liability of a director is expressly provided by an applicable statute; Entergy Louisiana, Inc.'s articles of incorporation immediately prior to the adoption of the new articles of incorporation effective as of December 31, 2005 did not include provision for such protection for the directors of Entergy Louisiana, Inc.; and

(2) relative to Entergy Louisiana, Inc.'s by-laws immediately prior to such effectiveness:

(A) Entergy Louisiana Holdings adopted by-laws with indemnification provisions providing Entergy Louisiana Holdings' directors, officers, employees or agents serving at the request of Entergy Louisiana Holdings in certain identified capacities with indemnification protection per the Texas Business Corporation Act indemnification statute as opposed to that indemnification provided in Entergy Louisiana, Inc.'s by-laws immediately prior to the adoption of the new by-laws effective as of December 31, 2005; and

(B) the text of the previous indemnification provision found in Entergy Louisiana, Inc.'s by-laws immediately prior to the adoption of the new by-laws read as follows:

ARTICLE IX.

INDEMNIFICATION

SECTION 1. Indemnification. The Corporation shall indemnify any person who was, is, or is threatened to be made a named defendant or respondent in any action, suit, or other proceeding (whether judicial, administrative, arbitrative, or investigative), in any appeal therefrom, or in any inquiry that could lead to any such proceeding, because the person is or was a Director, officer, employee, or agent of the Corporation or serving at the request of the Corporation as a manager, director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of any other entity, trust, or employee benefit plan, or other enterprise as follows:

(a) Such person shall be indemnified to the fullest extent permitted by law against judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses actually incurred by the person in connection with the proceeding; but, if the person is found liable to the Corporation or is found liable on the basis that personal benefit was improperly received by the person, the indemnification (1) is limited to reasonable expenses actually incurred by the person in connection with the proceeding and (2) shall not be made (even as to expenses) in respect of any proceeding in which the person shall have been found liable for willful or intentional misconduct in the performance of his duty to the Corporation.

(b) Such person shall be indemnified under this Article IX only if it is determined that such person conducted himself in good faith and reasonably believed, in the case of conduct in his official capacity as a Director, that his or her conduct was in the Corporation's best interest, and in all other cases that his or her conduct was at least not opposed to the Corporation's best interests. In the case of any criminal proceeding, an additional determination must be made that such person had no reasonable cause to believe his or her conduct was unlawful.

(c) A determination of indemnification of a Director or officer of the Corporation must be made by a majority vote of those Directors who, at the time of the vote, are not named defendants or respondents in the proceeding (regardless of whether such Directors constitute a quorum), by a committee substantially equivalent to a committee described in subsection (2) of Section F of Article 2.02-1 of the Texas Business Corporation Act (or any successor statute), by special legal counsel substantially equivalent to special legal counsel described in subsection (3) of Section F of Article 2.02-1 of the Texas Business Corporation Act (or any successor statute), or by a majority vote of stockholders entitled to vote on such matters and who are not named defendants or respondents in the proceeding.

SECTION 2. Expenses Advanced. The Corporation shall pay or reimburse in advance of the final disposition of a proceeding any reasonable expenses incurred by a Director, officer, employee, or agent of the Corporation, or person serving at the request of the Corporation as a manager, director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of any other entity, trust, or employee benefit plan, or other enterprise who was, is, or is threatened to be, made a named defendant or respondent in such a proceeding after the Corporation receives a written affirmation by such person of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification as set forth herein and a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if it is ultimately determined that he has not met those requirements.

The termination of a proceeding by judgment, order, settlement, or conviction, or on a plea of nolo contendere or its equivalent is not of itself determinative that the person did not meet the requirements set forth herein. A person shall be deemed to have been found liable in respect of any claim, issue, or matter only after the person shall have been so adjudged by a court of competent jurisdiction and after exhaustion of all appeals therefrom.

SECTION 3. Permissive Indemnification. Notwithstanding any limitations of the indemnification provided by Sections 1 and 2, the Corporation may, to the fullest extent authorized by law, indemnify any person who is or was a party or is threatened to be made a party to any proceeding by reason of the fact that such person is or was a Director, officer, employee, or agent of the Corporation or serving at the request of the Corporation as a manager, director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of any other entity, trust, or employee benefit plan, or other enterprise against all or part of any judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses actually and reasonably incurred by such person in connection with such proceeding, if it shall be determined in accordance with the applicable procedures set forth in Section 1 that such person is fairly and reasonably entitled to such indemnification.

SECTION 4. Miscellaneous. For purposes of this Article, and without any limitation whatsoever upon the generality thereof, the term "fines" as used herein shall be deemed to include (i) penalties imposed by the Nuclear Regulatory Commission (the "NRC") pursuant to Section 206 of the Energy Reorganization Act of 1974 and Part 21 of NRC regulations thereunder, as they may be amended from time to time, and any other penalties, whether similar or dissimilar, imposed by the NRC, and (ii) excise taxes assessed with respect to an employee benefit plan pursuant to the Employee Retirement Income Security Act of 1974, as it may be amended from time to time, ("ERISA"). For purposes of determining the entitlement of a director, officer or employee of the Corporation to indemnification under this Article, the term "other enterprise" shall be deemed to include an employee benefit plan governed by ERISA. The Corporation shall be deemed to have requested such person to serve as a director, officer or employee of such a plan where such person is a trustee of the plan or where the performance by such person of his duties to the Corporation also imposes duties on, or otherwise involves services by, such person to such plan or its participants or beneficiaries, and action taken or permitted by such person in the performance of his duties with respect to such employee benefit plan for a purpose reasonably believed by him to be in the interest of the participants and beneficiaries of the plan shall be deemed to meet the standard of conduct required for indemnification hereunder. Any act, omission, step or conduct taken or had in good faith which is required, authorized or approved by any order or orders issued pursuant to the Public Utility Holding Company Act of 1935 or any other federal statute or any state statute or municipal ordinance shall be deemed to meet the standard of conduct required for indemnification hereunder.

SECTION 5. Other Provisions. The protection and indemnification provided by these Regulations (a) shall not be deemed exclusive of any other rights to which such person may be entitled under any agreement, insurance policy, or vote of the Directors or stockholders, or otherwise; (b) shall continue as to any person who has ceased to serve in the capacity which initially entitled such person to indemnity and advancement of expenses; and (c) shall inure to the benefit of the heirs, executors, administrators, successors, and assigns of such person. The rights granted by this Article IX shall be deemed to be contract rights, and no amendment, modification, or repeal of any provision of this Article IX shall have the effect of limiting or denying any such rights with respect to actions taken or proceedings arising prior to any such amendment, modification, or repeal.

(c) As a second step in the restructuring described under Item 8.01 above, Entergy Louisiana, LLC, a Texas limited liability company, succeeded to all of the regulated utility operations of Entergy Louisiana, Inc. Entergy Louisiana, LLC was allocated substantially all of the property and other assets of Entergy Louisiana, Inc., including all assets used to provide retail and wholesale electric service to Entergy Louisiana, Inc.'s customers. Entergy Louisiana, LLC also assumed substantially all of the liabilities of Entergy Louisiana, Inc., including all of its debt securities and leases but excluding the outstanding preferred stock of Entergy Louisiana, Inc. Entergy Louisiana, LLC adopted effective as of the December 31, 2005 effective date of such restructuring the articles of organization and regulations filed herewith as Exhibits 3(c) and 3(d), respectively.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

3(a)	Articles of Incorporation of Entergy Louisiana Holdings, Inc. effective as of December 31, 2005.

3(b)	By-laws of Entergy Louisiana Holdings, Inc. effective as of December 31, 2005.

3(c)	Articles of Organization of Entergy Louisiana, LLC effective as of December 31, 2005.

3(d)	Regulations of Entergy Louisiana, LLC effective as of December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

Entergy Louisiana Holdings, Inc.
Entergy Louisiana, LLC

By: /s/ Nathan E. Langston
Nathan E. Langston
Senior Vice President and
Chief Accounting Officer

Dated: January 6, 2006